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                                                                   Exhibit 10.10

                          PLEDGE AND SECURITY AGREEMENT


                          Dated as of January 23, 2004

                                  by and among


                        PREMIER ENTERTAINMENT BILOXI LLC,
                      a Delaware limited liability company,


                          PREMIER FINANCE BILOXI CORP,
                             a Delaware corporation,


                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                         a national banking association,
                  as Trustee for the benefit of the Noteholders

                                                               EXECUTION VERSION

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                                TABLE OF CONTENTS

                                                                              Page
                                                                              ----
1.   Definitions.................................................................1
2.   Assignment, Pledge and Grant of Security Interest...........................4
3.   Obligations Secured.........................................................9
4.   Representations and Warranties..............................................9
5.   Subsequent Changes Affecting Collateral; Transfers and Other Liens.........10
6.   Covenants..................................................................10
7.   Collections on Collateral..................................................12
8.   Events of Default..........................................................12
9.   Remedies Upon Event of Default.............................................12
10.  Remedies Cumulative; Delay Not Waiver......................................14
11.  Application of Proceeds....................................................14
12.  Attorney-In-Fact...........................................................14
13.  Issuer May Perform.........................................................15
14.  Perfection; Further Assurances.............................................15
15.  Place of Business; Location of Records.....................................16
16.  Continuing Assignment and Security Interest; Transfer of Guaranty..........16
17.  Termination of Security Interest...........................................17
18.  Reinstatement..............................................................17
19.  Trustee's Duties; Reasonable Care..........................................17
20.  Survival of Provisions.....................................................17
21.  Miscellaneous..............................................................17

                                                               EXECUTION VERSION

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                          PLEDGE AND SECURITY AGREEMENT

         This PLEDGE AND SECURITY AGREEMENT, dated as of January 23, 2004 (as amended, supplemented, restated or otherwise modified from time to time, this "AGREEMENT"), is entered into by PREMIER ENTERTAINMENT BILOXI LLC (d/b/a Hard Rock Hotel & Casino Biloxi), a Delaware limited liability company ("PREMIER"), PREMIER FINANCE BILOXI CORP, a Delaware corporation ("PFC," jointly and severally with Premier, the "ISSUER"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture (the "TRUSTEE"), for the benefit of the holders from time to time (the "NOTEHOLDERS") of the First Mortgage Notes (as defined below).

                                    RECITALS

     A. FACILITY. Premier proposes to develop, construct and operate the Hard Rock Hotel & Casino Biloxi, a full service gaming, hotel and entertainment resort and certain related amenities to be developed upon approximately 8.5 acres along the Mississippi Gulf Coast in Biloxi, Mississippi (the "FACILITY").

     B. FIRST MORTGAGE NOTES. Concurrently herewith, the Issuer is issuing $160,000,000 aggregate principal amount of its 10 3/4% First Mortgage Notes due 2012 (together with all other notes issued under the Indenture, including all notes issued in exchange or replacement thereof, the "FIRST MORTGAGE NOTES"), pursuant to that certain Indenture dated as of January 23, 2004, among the Issuer and the Trustee (as amended, modified or supplemented from time to time, the "INDENTURE"), to finance Project Costs.

     C. USE OF PROCEEDS. Premier will use the net proceeds from the sale of the First Mortgage Notes and the proceeds from the Subordinated Note issued concurrently therewith, together with any additional equity provided by the Issuer or its affiliates, to pay (among other things) Project Costs associated with the design, development, equipping, construction, pre-opening and operation of the Facility.

     D. PURPOSE. In order to secure the payment and performance by the Issuer of all of its covenants, agreements and obligations under the First Mortgage Notes, the Trustee (on behalf of the Noteholders) requires that the Issuer shall have executed this Agreement.

                                    AGREEMENT

     In consideration of the promises contained herein, and as a material inducement to the purchase of the First Mortgage Notes by the Noteholders, the Issuer hereby agrees with the Trustee, for the benefit of the Noteholders, as follows:

     1.  DEFINITIONS.

            1.1 DEFINED TERMS. The terms defined in this SECTION 1 shall have the meanings herein specified:

                                                               EXECUTION VERSION

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            "AA CAPITAL" means collectively, AA Capital Equity Fund, L.P., a
Delaware limited partnership and AA Capital Biloxi Co-Investment Fund, L.P., a Delaware limited partnership.

            "BOND FINANCING DOCUMENTS" shall have the meaning ascribed thereto in the Cash Collateral and Disbursement Agreement.

            "BONDS" shall mean the industrial development bonds issued by the Mississippi Business Finance Corporation pursuant to Code Section 57-10-201, et seq., Mississippi Code of 1972 and the Bond Financing Documents, pursuant to which Premier intends to use the proceeds of such bonds to fund the costs of acquiring, constructing and installing certain land-based improvements and equipment.

            "CAFE LEASE AGREEMENT" means that certain Lease Agreement (Cafe) dated as of December 30, 2003 between Hard Rock STP, as leasee, and Premier, as lessor.

            "CASH EQUIVALENTS" has the meaning ascribed thereto in the Indenture.

            "DISBURSEMENT AGENT" means U.S. Bank National Association, a national banking association, or the then acting Disbursement Agent under the Cash Collateral and Disbursement Agreement.

            "EQUITY AGREEMENT" means that certain Equity Agreement entered into among, Premier, AA Capital and GAR dated as of event date herewith.

            "GAMING AUTHORITY" shall have the meaning ascribed thereto in the Indenture.

            "GAMING LAWS" shall have the meaning ascribed thereto in the Indenture.

            "GAR" means GAR, LLC, a Mississippi limited liability company.

            "GOVERNMENTAL ENTITY" shall have the meaning ascribed thereto in the Indenture.

            "HARD ROCK DOCUMENTS" means collectively the License Agreement, Memorabilia Lease, Cafe Lease Agreement and Retail Store Lease Agreement.

            "HARD ROCK STP" means Hard Rock Cafe International (STP), Inc., a New York corporation.

            "HARD ROCK LICENSING" means Hard Rock Hotel Licensing, Inc., a Florida corporation.

            "LAND" shall have the meaning ascribed thereto in that certain Construction Deed of Trust, Leasehold Deed of Trust and Fixture Filing with Assignment of Leases and Rents dated as of even date herewith.

            "LAW" shall mean any federal, state or local law, including any statute, decision, rule or regulation of the United States or any State of the United States.

                                                               EXECUTION VERSION

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            "LEASE AND AIR RIGHTS AGREEMENT" means that certain Lease and Air
Rights Agreement dated as of November 18, 2003 between the City of Biloxi, Mississippi, as lessor, and Premier, as lessee.

            "LICENSE AGREEMENT" means that certain License Agreement dated as of May 16, 2003 between Hard Rock Licensing, Inc., as licensor, and Premier, as licensee.

            "MEMORABILIA LEASE" means that certain Memorabilia Agreement dated as of May 15, 2003 between Hard Rock STP, as lessor, and Premier, as leasee.

            "NEW YORK UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York.

            "PLEDGE PROVISIONS" means: (i) the terms and conditions of the Consent and Acknowledgement Agreement, the Subordination Non-Disturbance and Attornment Agreement for the Cafe Lease Agreement and the Subordination Non-Disturbance and Attornment for the Retail Store Lease Agreement, and (ii) the appropriate provisions of the Hard Rock Documents governing (a) the pledge of the rights created therein as collateral for any loan arising from or related to the Facility, or (b) the assignment or other transfer of Premier's interest in the applicable Hard Rock Document(s), including, but not limited to, Sections 16 and 24 of the License Agreement, Section 19(B) of the Memorabilia Lease,
Section 29 of the Cafe Lease Agreement and Section 29 of the Retail Store Lease Agreement.

            "PLEDGORS" shall mean, collectively, AA Capital and GAR.

            "PROJECT COSTS" shall have the meaning ascribed thereto in the Cash Collateral and Disbursement Agreement.

            "RETAIL STORE LEASE AGREEMENT" means that certain Lease Agreement (Retail Store) dated as of December 30, 2003, between Hard Rock STP, as leasee, and Premier, as lessor.

            "TIDELANDS LEASE" means that certain Public Trust Tidelands Lease dated as of October 27, 2003 between the Secretary of State, with the approval of the Governor, for and on behalf of the State of Mississippi, as lessor, and Premier, as lessee.

            "TRANSACTION DOCUMENTS" shall have the meaning ascribed thereto in the Indenture.

            "UCC" means: (i) with respect to the creation and attachment of any security interest, the New York UCC and (ii) with respect to the perfection, the effect of perfection or non-perfection and priority of any security interest, the Uniform Commercial Code of the jurisdiction specified by the mandatory choice of law rules set forth in the New York UCC.

            1.2 INDEX OF ADDITIONAL DEFINED TERMS. In addition, the terms listed in the left column below shall have the respective meanings ascribed to such terms in the Section of this Agreement listed opposite such terms in the right column below:

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
            DEFINED TERM                                                 SECTION
            ------------                                                 -------
            AGREEMENT.................................................Introduction
            ASSIGNED AGREEMENTS.............................................2.1(a)
            BUILDINGS....................................................2.1(a)(i)
            CASH COLLATERAL AND DISBURSEMENT AGREEMENT.........................1.3
            COLLATERAL......................................................2.1(k)
            DISBURSEMENT AGENT.................................................1.3
            EVENT OF DEFAULT.....................................................8
            FACILITY.................................................A of Recitals
            FIRST MORTGAGE NOTES.....................................B of Recitals
            INDENTURE................................................B of Recitals
            ISSUER....................................................Introduction
            LIQUOR LAWS......................................................21.13
            NOTEHOLDERS...............................................Introduction
            PFC.......................................................Introduction
            PREMIER...................................................Introduction
            RANK................................................................11
            SECURED OBLIGATIONS..................................................3
            TRUSTEE...................................................Introduction
            VESSEL.......................................................2.1(a)(j)

            1.3 All capitalized terms used, but not otherwise defined herein, shall have the meanings provided in the Cash Collateral and Disbursement Agreement by and among the Disbursement Agent, the Trustee, the Independent Construction Consultant (as defined therein), and the Issuer dated as of the date hereof (the "CASH COLLATERAL AND DISBURSEMENT AGREEMENT") if defined therein, and if such terms are not defined in the Cash Collateral and Disbursement Agreement, such terms shall have the meanings given them in the UCC.

     2.  ASSIGNMENT, PLEDGE AND GRANT OF SECURITY INTEREST.

            2.1 Subject to applicable Law (including, without limitation, all applicable rules and regulations of the Mississippi Gaming Commission), to secure the timely payment and performance of the Secured Obligations, the Issuer does hereby collaterally assign and pledge to, and grant a security interest in favor of, the Trustee all the estate, right, title and interest of the Issuer, whether now owned or hereafter acquired, in, to and under:

                   (a) all contracts, agreements and documents, including without limitation the following contracts, agreements and documents, as amended, amended and restated, supplemented or otherwise modified from time to time (individually, an "ASSIGNED AGREEMENT," and collectively, the "ASSIGNED AGREEMENTS") and all of the Issuer's rights thereunder:

                        (i) all Construction Contracts with respect to the Facility to which the Issuer is or may become a party from time to time;

                                                               EXECUTION VERSION

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                        (ii)   the insurance policies maintained or required to
     be maintained by the Issuer or any other Person under the Collateral Documents or any Construction Contracts, including, without limitation, any such policies insuring against loss of revenues by reason of interruption of the operation of the Facility and all loss proceeds and other amounts payable to the Issuer thereunder, and all eminent domain proceeds relating to the Facility;

                        (iii) all other agreements, including vendor warranties, running to the Issuer or assigned to the Issuer, that relate to the construction, maintenance, improvement, operation or acquisition of the Facility or any part thereof, or transport of material, equipment and other parts of the Facility or any part thereof; provided that the security interest granted hereby with respect to any management contract relating to the Facility shall only relate to the right to payments under such management contract;

                        (iv)   the Cafe Lease Agreement;

                        (v)    the Memorabilia Lease;

                        (vi)   the License Agreement;

                        (vii)  the Retail Store Lease Agreement;

                        (viii) the Tidelands Lease;

                        (ix)   the Lease and Air Rights Agreement;

                        (x) any other lease or sublease agreements relating to the Facility or any part thereof or any ancillary facilities to which the Issuer is or becomes a party, but excluding any lease or sublease agreement of interest in real property;

                        (xi) all amendments, supplements, substitutions and renewals to any of the aforesaid agreements; and

                        (xii) to the extent assignable, all permits and governmental approvals issued in the name of the Issuer or relating in any way to the operation of the Facility, including without limitation approvals of the Mississippi Gaming Commission;

                   (b) all rents, profits, income, distributions, royalties and revenues derived in any manner by the Issuer from the Facility or any part thereof and the operation of the Facility or any part thereof;

                   (c) all goods, money, instruments, securities, accounts, contract rights, commercial tort claims, letters of credit, letter of credit rights, payment intangibles, promissory notes, software, supporting obligations, documents, deposit accounts, chattel paper (including tangible and electronic chattel paper), as-extracted collateral, general intangibles and inventory, including, without limitation, those relating to the Facility and the Bonds;

                                                               EXECUTION VERSION

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                   (d)  all investment property (including both certificated and uncertificated securities, security entitlements, security accounts, commodity contracts and commodity accounts), and including each of the Construction Period Accounts, and all Financial Assets and other assets therein and all security entitlements with respect thereto;

                   (e) all deposit accounts, including the Issuer's Payment Account, and all monies and other assets on deposit therein;

                   (f)  all Cash Equivalents;

                   (g) all other personal property of the Issuer, including without limitation personal property relating to the Facility, whether now owned or existing or hereafter acquired or arising, or in which the Issuer may have an interest, and wheresoever located, whether or not of a type which may be subject to a security interest under the UCC, including without limitation (except to the extent that any of the following are deemed to be fixtures) all machinery, tools, control equipment, appliances, mechanical and electrical systems, elevators, lighting, alarm systems, fire control systems, furnishings, furniture, as-extracted collateral, equipment, service equipment, motor vehicles, building or maintenance equipment, gaming machines or devices of any type, building or maintenance materials, pipes and pipelines supplies, goods and property covered by any warehouse receipts or bills of lading or other such documents, spare parts, maps, plans, specifications, architectural, engineering, construction or shop drawings, manuals or similar documents, copyrights, trademarks and trade names, and any replacements, renewals or substitutions for any of the foregoing or additional tangible or intangible personal property hereafter acquired by the Issuer;

                   (h) any other personal property assets or personal property owned by the Issuer, to the extent not included (or expressly excluded) in the foregoing;

                   (i) all buildings ("BUILDINGS"), structures, facilities and improvements of every nature now or later on the Land, including any vessels permanently moored on the Land and all appurtenances and accessories and additions on any such vessel, and all appurtenances, easements, water and water rights, and pumps and pumping plants; all gaming equipment and devices, all machinery, equipment, appliances, and fixtures for generating or distributing air, water, heat, electricity, light, fuel, or refrigeration or for ventilating or sanitary purposes or for the exclusion of vermin or insects or for the removal of dust, refuse, or garbage; all wall safes, built-in furniture, and installations, shelving, lockers, partitions, doorstops, vaults, elevators, dumbwaiters, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for them, fire sprinklers, alarm systems, draperies, drapery rods and brackets, screens, linoleum, carpets, furniture, furnishings, fixtures, plumbing, laundry tubs and trays, iceboxes, refrigerators, heating units, stoves, water heaters, incinerators, communication systems and installations for which any Building is specially designed; the specific enumerations in this Agreement not excluding the general;

                   (j) the whole of the following described vessel (the "VESSEL"), together with all materials, equipment and accessories now or from time to time installed thereon, and substitutions therefor, whether now existing or hereafter acquired, including without limitation its boilers, engines, machinery, masts, spars, boats, cables, motors, navigation and

                                                               EXECUTION VERSION

                                        6
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radar equipment, tools, anchors, chains, booms, cranes, rigs, pumps, pipe, tanks, tackle, apparel, furniture, fixtures, rigging, supplies, fittings and machinery, equipment and accessories relating to gaming operations (including but not limited to all gaming supplies, table games, money counting and wrapping equipment, casino related signage, gaming equipment (as hereinafter defined) and communication systems, visual and electronic surveillance systems and transportation systems), tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, fuel, all financial equipment, computer equipment, calculators, adding machines and any other electronic equipment of every nature used in connection with the operation of the Vessel, all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage, all wall-beds, wall-safes, built-in furniture and installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumbwaiter, awnings, window shades, venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, surveillance and security systems, computers, drapes, drapery rods and brackets, mirrors, mantels, screens, linoleum, carpets and carpeting, plumbing, bathtubs, showers, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, ice-boxes and heating units, all kitchen and restaurant equipment, including but not limited to silverware, dishes, menus, cooking utensils, stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters, incinerators, furniture, fixtures and furnishings, all cocktail lounge supplies, including but not limited to bars, glassware, bottles and tables used in connection with the Vessel, all chaise lounges, hot tubs, swimming pool heaters and equipment, and all other recreational equipment (computerized and otherwise), beauty and barber equipment, and maintenance supplies used in connection with the Vessel, all specifically designed installations and furnishings, and all furniture, furnishings and personal property of every nature whatsoever now or hereafter owned or leased by the Mortgagor or in which the Mortgagor has any rights or interest and located in or on, or attached to, or used or intended to be used or which are now or may hereinafter be appropriated for use on or in connection with the operation of the Vessel, or in connection with any construction being conducted or which may be conducted thereon, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, all of which (to the fullest extent permitted by law) shall be conclusively deemed appurtenances to the Vessel, all earnings, freight, sub-freights, charter hires and sub-charter hires, if any, and all other appurtenances to the Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to the Vessel; and

                   (k) the proceeds (including cash and noncash proceeds) of all of above including without limitation (i) all rights of the Issuer to receive monies due and to become due under or pursuant to the collateral described in clauses (a) through (k); (ii) all rights of the Issuer to receive the return of any premiums for, or proceeds of, any insurance, indemnity, warranty or guaranty with respect to the such collateral or to receive any condemnation proceeds; (iii) all claims of the Issuer for damages arising out of, or for breach of or default under, the Assigned Agreements or any other such collateral; (iv) all rights of the Issuer to terminate, amend, supplement, modify or waive performance under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder; and
(v) to the extent not included in the foregoing, all proceeds receivable or received when any and all of

                                                               EXECUTION VERSION

                                        7
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such collateral is sold, collected, exchanged or otherwise disposed of, whether voluntarily or involuntarily foregoing (all of the collateral described in clauses (a) through (k), as modified by each other provision of SECTIONS 2.1 through 2.6, being herein collectively referred to as the "COLLATERAL");

PROVIDED, HOWEVER, that the Collateral shall not include any assets, revenues, accounts, property or other interests of the Issuer that the Issuer is prohibited from alienating under applicable federal law or state law, including any statute, decision, rule or regulation of the United States or the State of New York or under any contract or agreement with the United States or the State of New York (except to the extent Section 9407, 9408 or 9409 of the UCC or the analogous provision of the Uniform Commercial Code in effect in any other jurisdiction, as applicable, would permit the creation of a security interest in such property without violating applicable Law); PROVIDED, FURTHER, the Collateral shall not include any license, permit or approval if (x) such item is a license or permit to operate gaming at the Facility, (y) by its terms or operation of law such item is not assignable, or (z) the assignment of, or grant of a security interest in, such item would cause such item to become void, would constitute a breach under such item, is prohibited by such item or by Law or would violate any Law, except to the extent Section 9407, 9408 or 9409 of the UCC or the analogous provisions of the Uniform Commercial Code in effect in any other jurisdiction, as applicable, would permit and allow such assignment without causing such a breach or violation and without causing such item to be void.

            2.2 In order to effectuate the foregoing, the Issuer has heretofore delivered, or concurrently with the delivery hereof is delivering, to the Trustee an executed counterpart or certified copy of each of the Assigned Agreements. The Issuer will likewise deliver to the Trustee an executed counterpart of each material future lease, construction agreement, operation agreement and other agreement, including without limitation those relating to the Facility or any part thereof, and amendments and supplements to the foregoing, included in the Collateral, as they are entered into by the Issuer promptly upon the execution thereof.

            2.3 Notwithstanding anything to the contrary contained herein, the Issuer shall remain liable under each of the Assigned Agreements to perform all of the obligations undertaken by it thereunder, all in accordance with and pursuant to the terms and provisions thereof. Except as otherwise provided in the Pledge Provisions of the Hard Rock Documents, the Trustee shall have no obligation or liability to perform or make payments under any of such Assigned Agreements by reason of or arising out of this Agreement, nor shall the Trustee be required or obligated in any manner to perform or fulfill any obligations of the Issuer thereunder or to make any payment or inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time.

            2.4 If any default by the Issuer under any of the Assigned Agreements shall occur and be continuing, then the Trustee shall, at its option, be permitted (but shall not be obligated) to remedy any such default by giving written notice of such intent to the Issuer and to the parties to the Assigned Agreement or Assigned Agreements for which the Trustee intends to remedy the default. Any cure by the Trustee of the Issuer's default under any of the Assigned Agreements shall not be construed as an assumption by the Trustee of any obligations, covenants or agreements of the Issuer under such Assigned Agreement, and the Trustee shall not be liable

                                                               EXECUTION VERSION

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to the Issuer or any other Person as a result of any actions undertaken by the
Trustee in curing or attempting to cure any such default, except as a result of the Trustee's gross negligence, bad faith or willful misconduct. This Agreement shall not be deemed to release or to affect in any way the obligations of the Issuer under the Assigned Agreements.

            2.5 Any purchase money obligation created by any of the Collateral Documents shall continue even after the Collateral Documents have been amended, supplemented, modified, restated, refinanced, consolidated or restructured. In addition, to the extent any of the Proceeds may have been used to finance or refinance any asset, the parties intend for the obligations of the Issuer related thereto to constitute purchase money obligations and for the Trustee to have a related purchase money security interest.

            2.6 All certificates or instruments from time to time representing or evidencing the Collateral shall be delivered to and held by or on behalf of Trustee pursuant hereto (including any new or replacement certificates or instruments issued from time to time), excluding the Bonds. All such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance acceptable to Trustee. Subject to the Pledge Provisions, Trustee shall have the right, at any time in its discretion and without prior notice to the Issuers, following the occurrence and during the continuation of an Event of Default, to transfer to or to register in the name of Trustee or any of its nominees any or all of the Collateral and to exchange certificates or instruments representing or evidencing such Collateral for certificates or instruments of smaller or larger denominations; PROVIDED that Trustee shall promptly notify Issuers of any such transfer or registration; but the failure to provide such notice shall not invalidate the effectiveness of such transfer or registration; PROVIDED, FURTHER, that once such Event of Default has been cured, Trustee will promptly transfer to or register in the name or cause its nominees to transfer to or register in the name of such Issuer all such Collateral.

     3. OBLIGATIONS SECURED. Without limiting the generality of the foregoing, this Agreement and all of the Collateral secure the payment and performance when due of all covenants, agreements and payment and other obligations of the Issuer under the Indenture and the Collateral Documents to which the Issuer is a party, including the First Mortgage Note Obligations (the "SECURED OBLIGATIONS").

     4. REPRESENTATIONS AND WARRANTIES. The Issuer represents and warrants as of the date hereof as follows:

            4.1 The Issuer is duly organized and is validly existing under the laws of the jurisdiction under which it was organized with full corporate or limited liability company, as applicable, power to execute, deliver, and perform the Agreement and consummate the transactions contemplated hereby.

            4.2 The Issuer has not assigned any of its rights under the Collateral except as permitted in the Indenture and the Collateral Documents.

            4.3 The Issuer has not authenticated and is not aware of any effective financing statement, security agreement or other record similar in effect covering all or any part

                                                               EXECUTION VERSION

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of the Collateral, except such as may have been filed pursuant to or contemplated by this Agreement, the Indenture and the other Collateral Documents or pursuant to the documents evidencing Permitted Liens.

            4.4 Except as permitted by the Indenture and the Collateral Documents, the Issuer has full right, title and interest in and to the Collateral, including all rights purported to be granted to it under the Assigned Agreements, not subject to any mortgages, liens, charges, or encumbrances except Permitted Liens. The Issuer has full corporate or limited liability company, as applicable, power and lawful authority to grant a security interest in and collaterally assign the Collateral hereunder.

            4.5 This Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights and by the effect of general equitable principles. Upon filing the UCC-1 financing statements authenticated by it with respect to the Collateral at the office of the Secretary of State for the State of Delaware, pursuant to this Agreement, the execution of this Agreement by it and the delivery of the stock certificate of PFC and undated ownership power endorsed in blank, the Trustee will have a valid and perfected first priority security interest in the Collateral, securing payment of the Obligations.

            4.6 PFC's identification number with the State of Delaware is DE 3718235. The name of PFC is Premier Finance Biloxi Corp, as indicated in the public records of the State of Delaware. Premier's identification number with the State of Delaware is DE 3716089. The name of Premier is Premier Entertainment Biloxi LLC, as indicated in the public records of the State of Delaware.

     5.  SUBSEQUENT CHANGES AFFECTING COLLATERAL; TRANSFERS AND OTHER LIENS.

            5.1 The Issuer agrees that the Trustee shall have no responsibility or liability for informing the Issuer of any such changes or potential changes affecting the Collateral or for taking any action or omitting to take any action with respect thereto, except as a result of the Trustee's gross negligence, bad faith or willful misconduct.

            5.2 The Issuer agrees that it will not, except as expressly permitted by the Indenture (subject to SECTION 17 hereof) and except for Permitted Liens, create or permit to exist any lien, mortgage, security interest or encumbrance of any kind upon or with respect to any of the Collateral, except pursuant to this Agreement.

     6.  COVENANTS. Until this Agreement is terminated in accordance with
SECTION 17 hereof, the Issuer covenants as follows:

            6.1 After the occurrence and during the continuance of an Event of Default, any action or proceeding to enforce this Agreement or any Assigned Agreement may be taken by the Trustee in Premier's name, PFC's name or in the Trustee's name, as the Trustee may deem necessary.

                                                               EXECUTION VERSION

            6.2 The Issuer will, so long as any Secured Obligations are outstanding, warrant and defend its title to the Collateral and the interest of the Trustee in the Collateral against any claim or demand of any Persons (other than Permitted Liens) which could reasonably be expected to materially adversely affect the Issuer's title to, or the Trustee's right or interest in, such Collateral.

            6.3 The Issuer will at all times keep accurate and complete records of the Collateral in all material respects. The Issuer shall permit representatives of the Trustee upon reasonable prior notice at any time during normal business hours of the Issuer with, prior to the occurrence and during the continuance of an Event of Default, prior written notice to inspect and make abstracts from the Issuer's books and records pertaining to the Collateral. Upon the occurrence and during the continuation of any Event of Default, at the Trustee's request, the Issuer shall promptly deliver copies of any and all such records to the Trustee.

            6.4 Unless waived in writing by the Trustee, the Issuer shall give the Trustee notice within 15 days of changing the location of its principal place of business, chief executive office or location or form of organization and shall, at the expense of the Issuer, execute and deliver, and authorize the filing of, such records, instruments and documents as may reasonably be required by the Trustee to maintain a perfected security interest in the Collateral, subject only to Permitted Liens.

            6.5 Unless waived in writing by the Trustee, the Issuer shall give the Trustee notice within 15 days of changing the location of any of the Collateral if such change in location would result in a failure of the Trustee to maintain a perfected security interest in the Collateral (except with respect to sales of inventory in the ordinary course of business or sales of obsolete equipment permitted under the Indenture) and shall, at the expense of the Issuer, execute and deliver, and authorize the filing of, such records, instruments and documents as may reasonably be required by the Trustee to maintain a perfected security interest in the Collateral, subject only to Permitted Liens.

            6.6 In the event notification is given after the occurrence and during the continuance of an Event of Default to any account debtor to discharge its obligations by paying the Trustee (under Section 9406 of the UCC or otherwise), such notification shall be binding against the Issuer until the Trustee gives alternate instructions. During the existence and continuance of any Event of Default, the Issuer shall not give, provide, authenticate or deliver, nor authorize the giving, provision, authentication or delivery of, alternate instructions unless the Trustee expressly authenticates a record providing for such alternative instructions.

            6.7 PFC shall not amend or modify the Bond Financing Documents without the prior written consent of the Trustee unless such amendment or modification is expressly permitted by the Indenture. PFC shall not assign or transfer its interest in the Bonds without the prior written consent of the Trustee.

            6.8 All payments received by PFC with respect to the Bonds during the Construction Period shall be immediately deposited by PFC into the Construction Disbursement Account (as defined in the Cash Collateral and Disbursement Agreement).

                                                               EXECUTION VERSION

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     7.  COLLECTIONS ON COLLATERAL.

            7.1 Upon the occurrence and during the continuance of an Event of Default, the Trustee shall have the right from time to time to instruct any party otherwise required to make payments to the Issuer in connection with the Collateral to make such payments (including without limitation all proceeds, sums or other property arising out of the enforcement of any rights of the Issuer with respect to the Collateral) instead directly to the Trustee or such other party or parties as the Trustee may designate for application to and satisfaction of the Secured Obligations.

            7.2 If the Issuer receives any such payments at any time when, pursuant to the provisions of this SECTION 7 or any written notice delivered pursuant hereto, such payments should not have been accepted or should have been paid instead to another party, then such payments shall be received by the Issuer in trust for, and shall be promptly deposited and delivered in kind to, the Trustee. During the existence and continuance of an Event of Default, the Trustee shall have the right to exercise all rights and remedies of the Issuer under the Collateral Documents and to enforce the First Mortgage Notes and the other Collateral Documents in accordance with the terms of this Agreement.

     8. EVENTS OF DEFAULT. The occurrence of an Event of Default under and as defined in the Indenture shall constitute an event of default hereunder (an "EVENT OF DEFAULT").

     9.  REMEDIES UPON EVENT OF DEFAULT.

            9.1 Subject to and in accordance with the terms and conditions of the Pledge Provisions, if any Event of Default has occurred and is continuing, the Trustee may (SUBJECT TO ANY FEDERAL OR STATE LIMITATIONS ON THE OPERATION, USE, POSSESSION AND TRANSPORTATION OF GAMING DEVICES) (a) proceed to protect and enforce the rights vested in it by this Agreement, including but not limited to, the right to cause all revenues pledged hereby as security and all other monies pledged hereunder to be paid directly to it for application to and satisfaction of the Secured Obligations, and to enforce its rights hereunder to such payments and all other rights hereunder by such appropriate judicial proceedings as it shall deem most effective to protect and enforce any of such rights, either at law or in equity or otherwise, whether for specific enforcement of any covenant or agreement contained in any of the Assigned Agreements, or in aid of the exercise of any power therein or herein granted, or for any foreclosure hereunder and sale under a judgment or decree in any judicial proceeding, or to enforce any other legal or equitable right vested in it by this Agreement or by applicable Law; (b) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any of the Secured Obligations or rights hereunder or included in the Collateral, or to foreclose or enforce any other agreement or other instrument by or under or pursuant to which such Secured Obligations are issued or secured, subject in each case to the provisions and requirements thereof; (c) subject to applicable Law, including, without limitation, all applicable rules and regulations of the Mississippi Gaming Commission, sell or otherwise dispose of any or all of the Collateral or cause the Collateral to be sold or otherwise disposed of in one or more sales or transactions, at such prices and in such manner as the Trustee may deem commercially reasonable providing Issuer with at least 10 Business Days' prior written notice of Trustee's intention or decision to conduct such sale or disposition, and for cash

                                                               EXECUTION VERSION
or on credit or for future delivery, without assumption of any credit risk at any broker's board or at public or private sale, with or without a warranty of title, without demand of performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable statute and cannot be waived) but, at a minimum, it being agreed that the Trustee may be a purchaser on its own behalf at any such public sale and that the Trustee, or any other Person who may be a bona fide purchaser for value and without notice of any claims of any or all of the Collateral so sold shall thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any equity of redemption, of the Issuer, any such demand, notice or right and equity being hereby expressly waived and released to the extent permitted by applicable Law; (d) incur reasonable expenses, including reasonable attorneys' fees, reasonable consultants' fees, and other costs appropriate to the exercise of any right or power under this Agreement; (e) subject to applicable Law, including, without limitation, all applicable rules and regulations of the Mississippi Gaming Commission, perform any obligation of the Issuer hereunder, under the First Mortgage Notes or under any other Collateral Documents, and make payments, purchase, contest or compromise any encumbrance, charge or lien, and pay taxes and expenses without, however, any obligation to do so; (f) subject to applicable Law, including, without limitation, all applicable rules and regulations of the Mississippi Gaming Commission, in connection with any acceleration and foreclosure, take possession of the Collateral and render it usable and repair and renovate the same without, however, any obligation to do so, and enter upon the Facility or any other location where the same may be located for that purpose, control, manage, operate, rent and lease the Collateral, either separately or in conjunction with the Facility, collect all rents and income from the Collateral and apply the same to reimburse the Trustee for any cost or expenses incurred hereunder, under the First Mortgage Notes or under any of the Collateral Documents and to the payment or performance of the Issuer's obligations hereunder, under the First Mortgage Notes or under any of the Collateral Documents, and apply the balance to the First Mortgage Notes and any remaining excess balance to whomsoever is legally or contractually entitled thereto; (g) secure the appointment of a receiver of the Collateral or any part thereof (which receiver shall be subject to the prior written approval of Hard Rock Licensing); (h) direct the Disbursement Agent to stop payment of any disbursements being made at such time or to be made from any of the Construction Period Accounts or the Issuer's Payment Account, and direct all further disbursements of funds from any of the Construction Period Accounts or the Issuer's Payment Account; or (i) exercise any other or additional rights or remedies granted to a secured party under the UCC, if and as applicable. If pursuant to applicable Law prior notice of any such action is required to be given to the Issuer, the Issuer hereby acknowledges that the minimum time required by such applicable Law, or if no minimum time is specified, ten Business Days' prior written notice, shall be deemed a reasonable notice period.

            9.2 All reasonable costs and expenses (including reasonable attorneys' fees and expenses) actually incurred by the Trustee in connection with any such suit or proceeding or in connection with the performance by the Trustee of any of the Issuer's agreements contained in any of the Assigned Agreements or any exercise of its rights or remedies hereunder, pursuant to the terms of this Agreement, together with interest thereon (to the extent permitted by applicable Law) computed at a rate per annum equal to the ten and three fourths percent (10 3/4%) from the date on which such costs or expenses are actually incurred to the date of payment thereof, shall

                                                               EXECUTION VERSION
constitute additional Secured Obligations secured by this Agreement and shall be paid by the Issuer to the Trustee on written demand.

     10. REMEDIES CUMULATIVE; DELAY NOT WAIVER.

            10.1 No right, power or remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other right, power or remedy and every such right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Resort to any or all security now or hereafter held by the Trustee may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.

            10.2 No delay or omission of the Trustee to exercise any right or power accruing upon the occurrence and during the continuance of any Event of Default as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Agreement may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee.

     11. APPLICATION OF PROCEEDS . Upon the occurrence and during the continuation of an Event of Default, the proceeds of any sale of or other realization upon, all or any part of the Collateral shall be applied: FIRST, to all fees, costs and expenses actually incurred by and due and owing to the Trustee under the First Mortgage Notes or the Collateral Documents; SECOND, to accrued and unpaid interest on the Secured Obligations (including any interest which, but for the provisions of Bankruptcy Law, would have accrued on such amounts); THIRD, to the principal amounts of the Secured Obligations outstanding; FOURTH, to any other Secured Obligations of Premier or any Pledgor owing to the Trustee; FIFTH, so long as the indebtedeness under the Junior Subordinated Note is then outstanding, to Rank America, Inc. ("RANK") to be applied in accordance with the Junior Subordinated Note, the Junior Subordinated
Note Investment Agreement and the Intercreditor Agreement; and SIXTH, (i) if the Trustee shall have foreclosed upon the pledge of the membership interests in Premier pursuant to the "Collateral Documents" (as defined in the Indenture), to AA Capital to be distributed in accordance with the Equity Agreement or to the persons legally entitled thereto as directed by a court of competent jurisdiction; and (2) if the Trustee shall not have foreclosed upon the pledge of the membership interests in Premier pursuant to the "Collateral Documents" (as defined in the Indenture), to Premier or to the persons legally entitled thereto as directed by a court of competent jurisdiction; PROVIDED, HOWEVER, prior to (i) commencement of an action by the Trustee to foreclose on all or any portion of the Collateral, or (ii) the filing of a petition (either voluntary or involuntary) for bankruptcy by the Issuer, the proceeds of any such sale of all or any portion of the Collateral shall be applied first to satisfy the obligations of Issuer to Hard Rock Licensing, and, thereafter, shall be applied as set forth above.

     12. ATTORNEY-IN-FACT. Except with respect to the Hard Rock Documents and the rights, interest and remedies of Issuer with respect thereto, the Issuer hereby constitutes and appoints the Trustee, acting for and on behalf of itself and each successor or assign of the Trustee, the true

                                                               EXECUTION VERSION
and lawful attorney-in-fact of the Issuer, with full power and authority in the place and stead of the Issuer and in the name of the Issuer, the Trustee or otherwise to, upon the occurrence and during the continuance of an Event of Default, enforce all rights, interests and remedies of the Issuer with respect to the Collateral, including, without limitation, the right:

            12.1 to ask, require, demand, receive and give acquittance for any and all monies and claims for monies due and to become due under or arising out of the Assigned Agreements or any of the other Collateral, including without limitation, any insurance policies;

            12.2 to elect remedies thereunder and to endorse any checks or other instruments or orders in connection therewith;

            12.3 to file any claims or take any action or institute any proceedings in connection therewith which the Trustee may reasonably deem to be necessary or advisable;

            12.4 to pay, settle or compromise all bills and claims which may be or become liens or security interests against any or all of the Collateral, or any part thereof, unless a bond or other security satisfactory to the Trustee has been provided; and

            12.5   upon foreclosure, subject to the limitations contained in
SECTION 9.1, to do any and every act which the Issuer may do on its behalf with respect to the Collateral or any part thereof and to exercise any or all of the Issuer's rights and remedies under any or all of the Assigned Agreements;

PROVIDED, HOWEVER, that the Trustee shall not exercise any such rights except upon the occurrence and continuation of an Event of Default. This power of attorney is a power coupled with an interest and shall be irrevocable. The Trustee shall exercise all remedies under this Agreement in accordance with the terms of the Indenture.

     13. ISSUER MAY PERFORM. Upon the occurrence and during the continuance of an Event of Default, if the Issuer fails to perform any agreement contained herein, the Trustee may itself perform, or cause performance of, such agreement and the Trustee shall notify the Issuer in writing of such performance promptly thereafter, and the reasonable expenses of the Trustee incurred in connection therewith shall be part of the Secured Obligations.

     14. PERFECTION; FURTHER ASSURANCES.

            14.1 The Issuer agrees that from time to time, at the expense of the Issuer, the Issuer shall promptly execute and deliver all records, instruments and documents, and take all action, that may be reasonably necessary, or that the Trustee may reasonably request, in order to perfect and protect the assignment and security interest granted or intended to be granted hereby or to enable the Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

            14.2 The Issuer hereby authorizes the Trustee to file one or more financing or continuation statements and other records with respect to all or any part of the Collateral (including any amendments thereto, or continuation or termination statements thereof), without

                                                               EXECUTION VERSION
the signature or other authorization of the Issuer in such form and in such offices as the Trustee reasonably determines appropriate to perfect or maintain the perfection of the security interest of the Trustee hereunder. The Issuer acknowledges and agrees that it is not authorized to, and will not, authenticate or file, or authorize the filing of, any financing statements or other record with respect to the Collateral (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval and authorization by the Trustee, consenting to the form and substance of such filing or record. The Issuer approves, authorizes and ratifies any required or advisable filing or recording of records made by or on behalf of the Trustee with the Delaware or Mississippi Secretary of State in connection with the perfection of the security interest in favor of the Trustee.

            14.3 The Issuer shall pay all filing, registration and recording fees and all refiling, re-registration and re-recording fees (including, but not limited to, attorney fees), and all reasonable expenses incident to the execution and acknowledgment of this Agreement, any assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution or authentication and delivery of this Agreement, any agreement supplemental hereto, any financing statements, and any instruments of further assurance.

            14.4 The Issuer shall, promptly upon written request, provide to the Trustee all information and evidence it may reasonably request concerning the Collateral to enable the Trustee to enforce the provisions of this Agreement.

     15. PLACE OF BUSINESS; LOCATION OF RECORDS. Unless the Trustee is otherwise notified under SECTION 6.4, the place of business and chief executive office of the Issuer is, and all records of the Issuer concerning the Collateral are and will be, located at the address set forth in SECTION 14.03 of the Indenture.

     16. CONTINUING ASSIGNMENT AND SECURITY INTEREST; TRANSFER OF GUARANTY.
This Agreement shall create a continuing assignment of, and security interest in, the Collateral and shall (a) remain in full force and effect until payment in full of the Secured Obligations; (b) be binding upon the Issuer and its successors and assigns; provided, however, that the obligations of the Issuer and its successors and assigns hereunder may not be assigned without the prior written consent of the Trustee; and (c) inure, together with the rights and remedies of the Trustee, to the benefit of the Trustee and its successors, transferees and assigns. Without limiting the generality of the foregoing but subject to the terms of the Indenture, any Noteholder may assign or otherwise transfer all or any part of or interest in the First Mortgage Notes or other evidence of indebtedness held by it to any other Person to the extent permitted by and in accordance with the Indenture, and such other Person shall thereupon become vested with all or an appropriate part of the benefits in respect thereof granted to the Trustee herein or otherwise. The release of the security interest in any or all of the Collateral, the taking or acceptance of additional security, or the resort by the Trustee to any security it may have in any order it may deem appropriate, shall not affect the liability of any person on the indebtedness secured hereby. If this Agreement shall be terminated or revoked by operation of law prior to the termination of this Agreement under SECTION 17 hereof, the Issuer will indemnify and save the Trustee harmless from any loss which is actually suffered or incurred by the Trustee in acting hereunder prior to the receipt by the Trustee, its successors, transferees, or assigns of notice of such termination or revocation.

                                                               EXECUTION VERSION

     17. TERMINATION OF SECURITY INTEREST. Upon the satisfaction of the conditions set forth in SECTION 10.04 of the Indenture (Release of Collateral), the security interest in all or a portion of the Collateral hereunder shall terminate to the extent set forth in such SECTION 10.04. Upon any such termination, the Trustee shall promptly, at the Issuer's expense, authenticate and, subject to SECTION 18 hereof, deliver to the Issuer such records (including, without limitation, termination statements under the UCC) as the Issuer shall reasonably request to evidence such termination.

     18. REINSTATEMENT. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Trustee in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Trustee upon the insolvency, bankruptcy, reorganization, liquidation of the Issuer or upon the dissolution of, or appointment of any intervenor or conservator of, or trustee or similar official for, the Issuer or any substantial part of the Issuer's assets, or otherwise, all as though such payments had not been made.

     19. TRUSTEE'S DUTIES; REASONABLE CARE. The powers conferred on the Trustee hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, the Trustee shall have no duty as to any Collateral. The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment that is not materially less protective to that which the Trustee accords its own property, it being expressly agreed that neither the Trustee nor any Noteholder shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Trustee or any Noteholder has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, but the Trustee may do so at its option and all reasonable expenses (including reasonable attorneys' fees) incurred in connection therewith shall be payable by and for the sole account of the Issuer.

     20. SURVIVAL OF PROVISIONS. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the First Mortgage Notes and the Indenture. Notwithstanding anything in this Agreement or implied by law to the contrary, without the consent of the Trustee, the agreements, representations and warranties of the Issuer set forth herein shall terminate only upon indefeasible payment in full of the Secured Obligations.

     21. MISCELLANEOUS.

            21.1 NO PERSONAL LIABILITY. No past, present or future officer or office holder, employee, agent, representative, member of the Issuer shall have any liability for any obligations of the Issuer under this Agreement for any claim based on, in respect of, or by reason of, such obligations or their creation.

            21.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW

                                                               EXECUTION VERSION

YORK INCLUDING WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW; PROVIDED, HOWEVER THAT WITH RESPECT TO THE CREATION, ATTACHMENT, PERFECTION OR PRIORITY OF THE SECURITY INTEREST IN ANY COLLATERAL OR THE ENFORCEMENT OF ANY RIGHTS THEREIN, THE GOVERNING LAW SHALL BE THE APPLICABLE UCC AS SET FORTH IN THE DEFINITION OF THE TERM "UCC."

            21.3 SEVERABILITY. In case any provision in the Agreement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            21.4 TABLES OF CONTENTS, HEADINGS, ETC. The Table of Contents and Headings in this Agreement have been inserted for convenience of reference only, are not to be considered a part of this Agreement and shall in no way modify or restrict any of the terms or provisions hereof.

            21.5 COUNTERPARTS, ORIGINALS. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

            21.6   TIME. Time is of the essence of this Agreement.

            21.7 AMENDMENTS; WAIVERS; CONSENTS. No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by the Issuer therefrom, shall in any event be effective without the written concurrence of the Issuer and the Trustee.

            21.8 NOTICES. All notices required or permitted under the terms and provisions hereof shall be in writing and any such notice shall be effective if given in accordance with the provisions of SECTION 14.03 of the Indenture. Notices to the Issuer may be given at the address of the Issuer set forth in such SECTION 14.03.

            21.9 ENTIRE AGREEMENT. This Agreement, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. This Agreement supercedes all oral negotiations and prior writings in respect of the subject matter hereof.

            21.10 ATTORNEYS' FEES. In the event any legal action or proceeding (including, without limitation, any of the remedies provided for herein or at law) is commenced to enforce or interpret this Agreement or any provision thereof the Issuer shall indemnify the Trustee for its reasonable attorneys' fees and other costs and expenses incurred therein, and if a judgment or award is entered in any such action or proceeding, such reasonable attorneys' fees and other costs and expenses may be made a part of such judgment or award.

                                                               EXECUTION VERSION

            21.11 ASSIGNMENT. The Trustee's right to assign its rights under this Agreement with respect to the Hard Rock Documents is governed and controlled by the Pledge Provisions and other terms and conditions of the Hard Rock Documents.

            21.12 CONSENT OF HARD ROCK STP AND HARD ROCK LICENSING. This Pledge is subject to and conditioned upon the Consent and Acknowledgement Agreement by and among Hard Rock STP, Hard Rock Licensing and the Trustee of even date herewith.

            21.13 NO SECURITY INTEREST IN MEMORABILIA. Notwithstanding any provision contained herein or in any other Collateral Document to the contrary (including, but not limited to, SECTION 2 hereof), the Trustee acknowledges that it does not and shall not have any right, title, or interest whatsoever in the Property (as defined in the Memorabilia Lease) which is now or at any time hereafter subject to the Memorabilia Lease, other than a pledge of the leasehold right of Premier therein as created by, and in accordance with, the Memorabilia Lease.

            21.13 GAMING LAWS. This Agreement is subject to Gaming Laws (including without limitation the Mississippi Gaming Control Act Section 75-76-1 et seq., Mississippi Code of 1972 and the rules and regulations thereunder), and laws involving the sale, distribution and possession of alcoholic beverages (the "LIQUOR LAWS"). Without limiting the foregoing, each of the Trustee and the Noteholders acknowledge by its acceptance hereof that (i) it is subject to being called forward by any Gaming Authority and any Governmental Entity enforcing the Liquor Laws, in their discretion, for licensing or a finding of suitability or to file or provide other information, and (ii) all rights, remedies and powers under this Agreement and the other Transaction Documents, including with respect to the entry into and ownership and operation of gaming facilities, and the possession or control of gaming equipment, alcoholic beverages or a gaming or liquor license, may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of the Gaming Laws and Liquor Laws and only to the extent that required approvals (including prior approvals) are obtained from the requisite Governmental Entities.

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                                       19

          IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the day and year first above written.

                                      PREMIER ENTERTAINMENT BILOXI LLC,
                                      a Delaware limited liability company


                                      By: /s/ Joseph Billhimer
                                         ---------------------------------------
                                         Name: Joseph Billhimer
                                         Title: President


                                      PREMIER FINANCE BILOXI CORP,
                                      a Delaware corporation


                                      By: /s/ Joseph Billhimer
                                         ---------------------------------------
                                         Name: Joseph Billhimer
                                         Title: President


                                      U.S. BANK NATIONAL ASSOCIATION,
                                      a national banking association, as Trustee


                                      By: /s/ Frank Leslie
                                         ---------------------------------------
                                         Name: Frank Leslie
                                         Title: Vice President

                                                               EXECUTION VERSION

                                       20